Exhibit 99.1

Aerkomm Inc. (OTCQX : AKOM) Investor Presentation June 2018

Disclaimer 2 AERKOMM INC. ® Copyright This presentation incorporates information from a registration statement filed with the SEC, including from a post - effective amendment No . 1 which was declared effective by the SEC on May 7 , 2018 , for the offering to which this communication relates and contains forward - looking statements . The investors should read the Company’s S - 1 registration statement, available at sec . gov, in its entirety before investing . All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward - looking statements . The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward looking statements . We have based these forward - looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short - term and long - term business operations and objectives, and financial needs . These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the “Risk Factors” section of the prospectus . It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements we may make . In light of these risks, uncertainties and assumptions, the future events and trends discussed in this prospectus may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward looking statements .

Video 1 – Services to be Provided 3 AERKOMM INC. ® Copyright

Offering Summary 4 AERKOMM INC. ® Copyright Issuer Aerkomm Inc. Security Common Stock Exchange OTCQX : AKOM Shares Outstanding Prior to the Offering 41 , 460 , 097 shares of Common Stock Shares Offered 588 , 235 to 7 , 058 , 824 (based on $ 8 . 50 per share ) Price $ 8 . 50 per share Offering Size $ 5 , 000 , 000 to $ 60 , 000 , 000 Plus 15 % over - subscription option, if the maximum number of 7 , 058 , 824 shares are sold in the offering Lock - Up Agreement Six - month lock - up period for all directors, officers and certain shareholders Underwriter Boustead Securities, LLC Pricing Date May 14 , 2018

5 AERKOMM INC. ® Copyright • Business model Unlike “pay to play , ” our business model encourages increased flight connectivity services usage, as well as marine, land - based and remote service offering s • Dual - band satellite technology Increased data throughput via Ka/Ultra Ka band and continued reliable service outside of the Ka/Ultra Ka band coverage areas via Ku - band • Experienced management team Extensive communications technology and aviation industry expertise • Growing market The number of airlines offering in - flight Wi - Fi has increased by more than 38% over the past two years* • Applications beyond airlines Satellite - based services for high - speed railways, maritime and cruise lines, 4G/5G backhauling, and triple - play service s in remote communities • MOUs signed for strategic partnerships with well - known global companies in the airline, Internet, communications, and entertainment - related industries e.g. Airbus, Hong Kong Airlines, Air Malta, OnurAir, Nelco, and Global Eagle Entertainment. No assurances can be given that any of these MOUs will result in definitive agreements Investment Highlights * LSE Skyhigh Economic: Dr Alexander Grous - London School of Economics and Political Science

Company Overview 6 AERKOMM INC. ® Copyright • Aerkomm Inc. ’s operating subsidiary, Aircom Pacific, Inc., was founded in 201 4 • Headquarters: Silicon Valley, California, USA Branch offices: Hong Kong, Japan and Taiwan • A development stage provider of advanced in - flight entertainment and connectivity solutions • Global Distribution: China, the EU, Taiwan, the Philippines, Thailand, and other countries • Expected Revenue: Mainly from advertisements and in - flight transactions • Plans to service airline passengers and expand service to high - speed rail, maritime and cruise lines

Corporate Structure 7 AERKOMM INC. ® Copyright Source: Company S - 1 offering prospectus Public Employee Shareholders Aircom Pacific, Inc. (California) Aircom Pacific Inc. Limited (Hong Kong) Aircom Telecom LLC (Taiwan) Aircom Pacific Ltd. (Seychelles) 13.74% 19.57% 40.11% 100.00% 100.00% 100.00% Aircom Japan, Inc. (Japan) 100.00% 100.00% 26.85% Aerkomm is a holding company. All of its business operations are conducted through its several operating subsidiaries. The chart below presents its corporate structure before the proposed offering: Aerkomm Inc. (Nevada) Well Thrive Limited Dmedia Holding LP

Planned Service Offerings 8 AERKOMM INC. ® Copyright ■ Broadband, 4G and 5G services will offer passengers and crews freedom of choice on both exi s ting in - flight entertainment systems and their personal devices Hybrid Ka HTS/Ultra - Ka HTS Airborne Equipment Airborne Terminal Internet Gateway Equipment Cellular Connectivity In flight e - commerce Movies and Live TV Online/Streaming Gaming Social Media and Messaging In flight Wi - Fi ■ The Company plans to provide airline passengers with a broadband in - flight experience that encompasses a wide range of service options Multi - Band Broadband Earth Station Equipment

Core Services To Be Offered 9 AERKOMM INC. ® Copyright Broadband Internet Live TV Online Gaming and Streaming In - Flight 3G/4G In - Flight Shopping Black Box Live

Multi - Band Satellite Technology 10 AERKOMM INC. ® Copyright Current Obstacles ■ Most in - flight connectivity systems currently rely on the Ku - band satellite signals for communication ■ Many players in the market are working to provide higher bandwidth and faster transmission rates using the Ka - band and Ultra - Ka ■ Few Ka - enabled satellites, which limits the coverage area in the Asia - Pacific and EU regions ■ Future SpaceX and OneWeb LEO Ultra - Ka satellites will be ready in the middle of 2022 Aerkomm plans to bring its future airline partners and their passengers the benefits of both Ka/Ultra Ka and Ku - band satellite technology Aerkomm’s Multi - Band System Ka/Ultra - Ka band ■ Increase data throughput ■ Limited coverage area in the Asia - Pacific region ■ Support future SpaceX or OneWeb LEO satellite systems for Super - High speed I nternet services Ku - band ■ Offer reliable service outside of the Ka - band coverage area or ■ Offer service when Ka - band is not available due to weather or other interference

Business Model 11 AERKOMM INC. ® Copyright An innovative approach that differentiates Aerkomm from existing market players ■ Partner with airlines and offer airline passengers free In - flight Entertainment and Communication services ■ Expect to generate revenue through adverti sements and in - flight transactions ■ Lack of connection fee s drives greater usage of broadband services Old TV programs, movies, and magazines Cut off from the world Live TV, gaming, and online movies Tailored connectivity Paid Wi - Fi Connectivity Service Free Wi - Fi Connectivity Service THEN NOW

Video 2 - Implementation 12 AERKOMM INC. ® Copyright

Growth Strategies* 13 AERKOMM INC. ® Copyright Increase Number of Connected Aircraft Increase Passenger Use of Connectivity Expand Satellite Network Expand Satellite - Based Services to Other Markets * As of this date, we have not yet provided our services on any commercial aircraft

Strategic Partnerships 14 AERKOMM INC. ® Copyright MOUs* signed for strategic partnerships with well - known global companies in the airline, Internet, communications, and entertainment - related industries e.g. Airbus, Hong Kong Airlines, Air Malta, Onurair Tasimacilik, Nelco, and Global Eagle Entertainment * We cannot assure you that any of these MOUs will result in a definitive agreement.

Company Milestones 15 AERKOMM INC. ® Copyright 2015.03 2016.01 2016.06 2017.02 2017.10 2017.12 2018.03 Entered into MOU s with LeTV * and Yahoo! * Signed agreement with Hong Kong Airlines under the brand name Aircom4U Entered into MOU with N elco Partner ed w ith Stelia Group to co - design future on - line base IFEC system Aircom Pacific completed a reverse acquisition to become wholly owned subsidiary of publicly traded Aerkomm Inc. Entered into MOU with PanAfriqiyah to provide services for their Malta - based fleet Entered into LOI with Global Eagle for Malindo Air fleet Mr. Jeffrey Wun appointed as President and Chief Executive Officer of the Company Entered into MOU s with Airbus , Air Malta and Onurair Tasimacilik A.S. * Both are in the renewal process

Management Team & Directors 16 AERKOMM INC. ® Copyright Jeffrey Wun CEO, President and Chairman ■ Serves as our President and Chief Executive Officer since December 31, 2017 ■ Has more than 25 years of experience in the communications industry Y . Tristan Kuo CFO and Treasurer ■ Serves in the capacity of CFO ■ Has more than 30 years of experience in accounting, financing and information systems for companies Jan - Yung Lin Secretary and Director ■ Serves as a member of our board of directors. ■ Has more than 20 years in corporate and business law practices Louis Giordimaina COO - Aviation ■ Serves in the capacity of COO ■ An experienced airline executive with more than 4 0 years of experience in the aviation industry Peter Ho CSO ■ Serves in the capacity of CSO ■ Has more than 30 years of experience in management, marketing and advertising in media industry

Non - Executive Directors 17 AERKOMM INC. ® Copyright Raymond Choy Independent Director, Audit Chair ■ Extensive experience auditing the financial statements and internal controls of public and private companies Colin Lim Independent Director ■ Has experience in the movie and copyright businesses that enables better negotiat ion and acqui sition of sufficient movie copyrights and entertainment content to complement the business model Albert Hsu Director ■ Has been admitted to practice law as a corporate and business lawyer and patent attorney in Taiwan since 2002 James J. Busuttil Independent Director ■ Member of the Permanent Court of Arbitration (PCA) and London Court of International Arbitration (LCIA)

In - Flight Wi - Fi Market 18 AERKOMM INC. ® Copyright ■ According to the London School of Economics (“LSE”) report , broadband enabled ancillary revenue is projected to reach US$925.52 million in 2018 ■ The LSE report estimates that b roadband enabled ancillary revenue will be US$30 billion by 2035 Source: LSE Report 2018 In - Flight Wi - Fi Services Global Revenues $0 $17,500,000,000 $35,000,000,000 $52,500,000,000 $70,000,000,000 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 North America Europe Asia-Pacific Rest of World Total

In - Flight Wi - Fi Market 19 AERKOMM INC. ® Copyright ■ According to the LSE report, by 2035 broadband - access revenue is forecast to remain the highest single source of new ancillary revenue, accounting for 53% of the total market ■ The LSE report also shows that connected ancillary revenue for airlines will be US$30 billion by 2035

In - Flight Connectivity 20 AERKOMM INC. ® Copyright Commercial Aircraft with IFC Number of Commercial Aircraft 0% 15% 30% 45% 60% 75% 2008 2016 2022 0 12,500 25,000 37,500 50,000 2015 2035 ■ According to global investment banking and wealth management firm William Blair & Company ’s equity report “The Internet of Everything,” commercial in - flight connectivity (“ IFC “) is a rapidly growing US$6 billion market ■ William Blair reported that the global industry penetration of commercial aircraft installed with IFC has grown from less than 1% in 2008 to 25% in 2016, with the expectation of surpassing 60% by 2022 ■ According to the 2013 Global Industry Analyst Report ( " GIA " ), global IFEC market revenue was forecasted to grow at a compound annual growth rate of 49.7% due to factors such as aircraft expansion, increasing passenger rates, rising penetration rates, and technological advances. The Asia - Pacific region is expected to experience more rapid growth because of the demand from a large population Source: Boeing Source: William Blair & Company, The Internet of Everything

Our Competitors 21 AERKOMM INC. ® Copyright GoGo Inflight Internet Launched in 2008 with Air - to - Ground ( " ATG " ) . ATG offer 3 Mbit/s per flight . IPO on June 21 , 2013 at $ 17 per share . GoGo has not had a profitable quarter since IPO . 2 Ku offer s Ku band connectivity OnAir Internet OnAir launch ed on March 2010 . L Band Satellite links offer 864 Kbit/s per flight . On board equipment (Satellite D ata Unit) provided by Thales Panasonic Focus es on in - flight entertainment system s . Launch ed in mid - 2010 utilizing Ku band system installed by Connexion by Boeing Global Eagle Entertainment Founded by veterans from MGM and CBS . Focus es on entertainment content deliver y and licensing . Global Eagle acquire d Row 44 for $ 250 million to gain connectivity capabilities and Southwest Airline s as a customer

Competitive Comparison 22 AERKOMM INC. ® Copyright : planned or existing features : currently not available

Potential to Broaden Applications Beyond Airlines 23 AERKOMM INC. ® Copyright Current Market Potential Markets Cruise lines High - speed rail remote communities Aerkomm’s Entertainment and Connectivity services could also be used in high - speed rail, cruise lines, remote communities, and other applications

Use of Proceeds 24 AERKOMM INC. ® Copyright * Depends on the amount raised in the offering Working Capital Product Development Land and building for ground station and data center * Underwriting discount and commission Offering expenses

Contact Information 25 AERKOMM INC.

® Copyright Company Aerkomm Inc. Underwriter Boustead Securities, LLC Asia Sales Group Yuanta Securities (HK) Company Ltd. Jeffrey Wun Chief Executive Officer Email: jwun@aircom4u.com Tel: +1 877 - 742 - 3094 Address: 923 Incline Way #39 Incline Village, NV 89451 U.S . A. Dan McClory Managing Director, Head of ECM, Head of China Email: dan@boustead1828.com T el: +1 949 - 233 - 7869 Address: 6 Venture, Suite 26 5 Irvine, CA 92618 U.S.A. Allan Wolhardt Associate Director Email: allan.wolhardt@yuanta.com Tel: +852 6898 - 5558 Address: 23/F, Tower 1,Admiralty Centre 18 Harcourt Road, Admiralty Hong Kong